*****	Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).

Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.22(d)

Hosted Services Agreement

AMENDMENT NO. 3 TO

NAVITAIRE HOSTED SERVICES AGREEMENT

This Amendment No. 3 to the NAVITAIRE Hosted Services Agreement (this “Amendment”), effective as of January 1, 2016 (“Amendment Effective Date”) is entered into by and between Navitaire LLC, a Delaware limited liability company (“NAVITAIRE”) and Frontier Airlines, Inc., a Colorado corporation (“Customer”). Initially capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement (as defined below).

A.

NAVITAIRE and Customer are parties to that certain NAVITAIRE Hosted Services Agreement dated as of June 20, 2014, as amended (the “Agreement”), pursuant to which NAVITAIRE performs Hosted Services for Customer.

B.	Section 17.1 of the Agreement permits the parties to amend the terms and conditions of the Agreement provided such amendment is made in writing signed by the parties.

C.	NAVITAIRE and Customer desire to amend the Agreement as provided below.

Accordingly, and in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1.

Termination of Corporate Website Hosting. The parties agree that Corporate Website Hosting shall be excluded from the scope of Hosted Web Services effective as of *****, provided that Customer has logged a request to decommission the production environment via an INC prior to that date. Upon the receipt of the INC request, NAVITAIRE shall decommission the Customer production and testing environments created or used for Corporate Website Hosting and disable them for any further use by Customer. The parties further agree that (i) notwithstanding such removal from the scope of Hosted Web Services, Customer shall continue to pay the same monthly Corporate Website Commitment Fees for the remainder of the Term; and (ii), starting the month following the request for decommission, such monthly service fees for Corporate Website Hosting may be applied to other Services desired by Customer, in accordance with the conditions outlined below.

(a)

Amendment to Exhibit K – Pricing and Payment – Monthly Recurring Service Fees – Core Services (Updated). The column for Corporate Website Hosting in Section 1.1.1 of Exhibit K is hereby deleted and replaced in its entirety to exclude Corporate Website Hosting from scope, as follows:

Hosted Services Agreement

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(b)	Amendment to Exhibit K – Pricing and Payment – Monthly Recurring Service Fees – Hosted Web Services – dotREZ – Internet Reservation Framework Add-On Products/Services (Updated).

Section 1.1.3 of Exhibit K is hereby deleted in its entirety and replaced as follows:

1.1.3	Monthly Recurring Service Fees – Hosted Web Services – dotREZ – Internet Reservation Framework Add-On Products/Services.

•	Corporate Website Hosting as listed in Section 1, above.

Conditions for Use of Corporate Website Commitment Fees. The parties agree that the fees that were committed as of the Effective Date for Corporate Web Hosting may be used by Customer for other Services, in accordance with the following conditions:

(i)

NAVITAIRE shall continue to invoice Customer on a ***** basis for the Corporate Website Hosting fees outlined in Section 1.1.1 of this Exhibit K (“Corporate Website Commitment Fees”) notwithstanding that the parties have agreed that the provision of Corporate Website Hosting Services are no longer in scope of the Hosted Web Services. The Corporate Website Commitment Fees shall be accrued during each applicable Contract Year as a credit (“Corporate Website Commitment Fee Credit”), which may be used by Customer, as follows:

Hosted Services Agreement

a.

Customer may apply the Corporate Website Commitment Fee Credit to Support Service Requests, Custom Enhancement Requests, or Professional Services invoiced by NAVITAIRE during the Contract Year corresponding to the Corporate Website Commitment Fee Credit; and/or

b.

Customer may alternatively utilize the Corporate Website Commitment Fee Credit to increase the scope for services for Add-On Products/Services new to the Agreement. In the event that new Add-On Products/Services are added to the Agreement, the available Corporate Website Commitment Fee Credit shall be reduced by the Monthly Recurring Service Fees applicable to the new Add-On Products/Services.

(ii)

When planning for usage of the Corporate Website Commitment Fee Credit to Support Service Requests, Custom Enhancement Requests, or Professional Services, Customer shall endeavor to utilize approximately ***** of the Corporate Website Commitment Fee Credit each month to allow NAVITAIRE to have sufficient capacity to deliver.

(iii)

Customer may utilize the Corporate Website Commitment Fee Credit for significant projects related to Support Service Requests, Custom Enhancement Requests, or Professional Services, provided that NAVITAIRE has sufficient capacity to deliver.

(iv)

The Corporate Website Commitment Fee Credit must be applied by Customer to the Contract Year that the Corporate Website Commitment Fees are invoiced, provided that Customer may carry over up to two months’ worth of Corporate Website Commitment Fees to the next Contract Year. A status of the used / available Corporate Website Commitment Fee Credit shall be included on Customer’s monthly invoice.

(v)

The Corporate Website Commitment Fees shall not be impacted by any changes to the Monthly Minimum Segment Guarantee agreed by the parties and documented via an amendment subsequent to this Amendment No. 3. Calculated Corporate Website Commitment Fees are as follows:

Hosted Services Agreement

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2.

No Other Changes. Except as specifically amended by this Amendment, all other provisions of the Agreement remain in full force and effect. This Amendment shall not constitute or operate as a waiver of, or estoppel with respect to, any provisions of the Agreement by any party hereto.

3.	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

4.	Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon Customer and NAVITAIRE and their respective successors, heirs and assigns.

5.

Conflict of Provisions. In the event that there exists a conflict between any term, condition, or provision contained within this Amendment, and in any term, condition, or provision contained within the Agreement, the term, condition, or provision contained within this Amendment shall control.

Hosted Services Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth below:

FRONTIER AIRLINES, INC.		NAVITAIRE LLC

Signature:	/s/ Howard Diamond	Signature:	/s/ Gordon Evans

Printed Name:	Howard Diamond	Printed Name:	Gordon Evans

Title:	SVP & General Counsel	Title:	Vice President

Date:	January 8, 2016	Date:	January 11, 2016